UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) October 18, 2005
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                             360 GLOBAL WINE COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                     0-50092                    98-0231440
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

   One Kirkland Ranch Road, Napa, California                             94558
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    (Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, Including Area Code (707) 254-9100
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          (Former Name or Former Address, If Changed Since Last Report)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      In September 2005, Lynn Fetterman, 58, joined the company, becoming, on October 18, 2005, its Chief Operating Officer and Chief Financial Officer. Between 2003 and 2005, Mr. Fetterman was the Chef Financial Officer of Nicola International, Incorporated, a Los Angeles, California-based supplier or olives and other gourmet specialty food products to the foodservice and retail markets. During the prior year, he was a partner in the Orange County, California practices of Tatum CFO Partners, LLP, a national partnership of chief financial officers and senior general managers who provide financial and business consulting services to early stage companies, middle market companies, and large corporations. Between 2000 and 2001, Mr. Fetterman served as the Executive Vice President, Finance and Administration of the ConAgra Grocery Products unit of ConAgra, Inc. For the prior ten years, he served in senior management with Canandaigua Brands, Inc., and Canandaigua Wine Company of Constellation Brands, Inc. for its table wine business. Upon his joining the company, Mr. Fetterman was granted 7,500,000 shares of the company's common stock and five-year warrants for the purchase of up to 3,750,000 shares of the company's common stock at an exercise price of $0.023 per share. The warrants vest one quarter after grant. The company also agreed to three additional grants of warrants to Mr. Fetterman on a quarterly basis on the same terms. His annual compensation is $174,635. Mr. Fetterman received his B.A. in Accounting from Thiel College in Greeneville, Pennsylvania.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2005                              360 GLOBAL WINE COMPANY


                                                 By: /s/ Joel Shapiro
                                                     ---------------------------
                                                     Joel Shapiro
                                                     Chief Executive Officer


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